SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 15, 1998
                                                   -------------------------


                        CIT Home Equity Loan Trust 1998-1
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              Exact name of registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

                    001-14393                           22-3599147
    ------------------------------------------------------------------------
          (Commission File Number)          (IRS Employer Identification No.)

                    c/o The CIT Group/Consumer Finance, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (973) 740-5000
                                                     -----------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            On September 15, 1998, The Bank of New York (a New York Banking Corporation), as Trustee, made the monthly distribution to the holders of CIT Home Equity Loan Trust 1998-1, Class A-1 5.88% Home Equity Loan Asset Backed Certificates, Class A-2 6.01% Home Equity Loan Asset Backed Certificates, Class A-3 6.08% Home Equity Loan Asset Backed Certificates, Class A-4 6.20% Home Equity Loan Asset Backed Certificates, Class A-5 6.36% Home Equity Loan Asset Backed Certificates, Class A-6 6.70% Home Equity Loan Asset Backed Certificates, Class A-7 6.30% Home Equity Loan Asset Backed Certificates, Class A-8 Home Equity Loan Asset Backed Certificates, Class M-1 6.44% Home Equity Loan Asset Backed Certificates, Class M-2 6.72% Home Equity Loan Asset Backed Certificates, and Class B-1 7.37% Home Equity Loan Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                         Page
      ----------        -----------                         ----
      28                Monthly Report delivered by           3
                        the Trustee to Certificateholders
                        in connection with distributions
                        on September 15, 1998

SIGNATURES
-----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CIT GROUP/CONSUMER
                                    FINANCE, INC., as master servicer



                                    By: /s/ Frank Garcia
                                        ---------------------
                                    Name:   Frank Garcia
                                    Title:  Vice President
Dated:  September 30, 1998

                      THE CIT GROUP/CONSUMER FINANCE, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a Vice President of The CIT Group/Consumer Finance, Inc., a corporation organized under the laws of Delaware ("CITCF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITCF pursuant to Section 6.02 of the Pooling and Servicing Agreement, dated as of July 1, 1998 (the "Agreement"), among CITCF, The CIT Group Securitization Corporation III and The Bank Of New York, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The  Monthly Report for the period  from August 1, 1998 to August 31, 1998
                                              ---------------------------------
     attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, he has affixed hereunto his signature this 10th day of September 1998.


                                   THE CIT GROUP/CONSUMER FINANCE, INC.


                                   BY /s/ Frank Garcia
                                      -------------------------
                                          Frank Garcia
                                          Vice President

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.                   Description
----------                    -----------
20.1                          Monthly Reports with respect to the
                              September 15,1998 distribution